GE INVESTMENTS FUNDS, INC.

Small-Cap Equity Fund

Supplement dated March 12, 2012

To the Summary Prospectus dated May 1, 2011

Small-Cap Equity Fund (the “Fund”)

Effective March 7, 2012, the Summary Prospectus for the Fund is revised as follows to reflect the change in portfolio manager with Palisade Capital Management, L.L.C.:

On page 4, the information relating to the Fund contained in the table under “Portfolio Management – Portfolio Managers” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David Wiederecht	1 year	President and Chief Investment Officer – Investment Strategies at GE Asset Management Incorporated
Marc Shapiro	Less than 1 year	Senior Portfolio Manager at Palisade Capital Management, L.L.C.
Scott T. Brayman	3 years	Managing Partner and Chief Investment Officer at Champlain Investment Partners, LLC
Robert J. Anslow	3 years	Managing Partner and Chief Investment Officer at GlobeFlex Capital, LP
Michael W. Cook	3 years	Chief Executive Officer and Chief Investment Officer at SouthernSun Asset Management, LLC
Frank Latuda, Jr.	1 year	Vice President, Director and Chief Investment Officer at Kennedy Capital Management, Inc.

This Supplement should be retained with your Summary Prospectus for future reference.